UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2023

Cryomass Technologies Inc

(Exact name of registrant as specified in its charter)

Nevada	000-56155	82-5051728
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
in corporation)		Identification No.)

1001 Bannock St Suite 612, Denver CO	80204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-416-7208

(Andina Gold Corp.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 16, 2023, Cryomass Technologies Inc (OTCQX: CRYM) (the “Company”, also termed “Licensor”) entered into a Patent License and Equipment Rental Agreement (“License Agreement”) with RedTape Core Partners LLC and its affiliates (collectively, “Licensee”) and Coastal Refinement Solutions Inc (“First Sublicensee”), effective on the same date (“Effective Date”). Pursuant to the License Agreement the Company granted Licensee (1) an exclusive commercial license partially revocable per the terms of the License Agreement to use the Licensed Patent, as such term is defined in the agreement, namely U.S. Patent Application No. 15/606672 entitled ’System and Method for Cryogenic Separation of Plant Material” which issued on December 15, 2020, as US. Patent 10,864,525; (2) to use the first deployed CryoMass Refinement System Unit, and (3) secure deployment and use of up to eleven additional Units in up to five Territories (namely, California, Pennsylvania, New Jersey, New York and Florida) provided that certain conditions are met. The Licensee has the right to grant Sublicense Agreements under certain conditions and subject to Company discretionary approval. Unless earlier terminated as provided in the License Agreement, the term of the License Agreement commences on the Effective Date and continues for a duration of five years. Partial termination by Licensor as to a Territory is also permissible if certain events occur.

Licensee shall pay Company an Upfront Fee of a total of US$10,200,000 (ten million and two hundred thousand United States dollars) in installments, with the last installment due on December 15, 2023. The Upfront Fee comprises of an Exclusivity Fee and an Equipment Fee, with the Exclusivity Fee being a prerequisite to secure exclusive rights to each of the Territories and payable no later than March 15, 2023, to secure exclusivity. In addition to the Upfront Fee, Licensor shall also receive 50% of Licensees Net Revenue in connection with Permitted Toll Processing Activity, both as defined in the License Agreement during the entire term of the License Agreement. All revenues generated by Licensee and any Sublicensee, including First Sublicensee, shall be included in revenue calculation for the purposes of Licensee Net Revenue, royalties calculation and reports.

Licensee and its Sublicensees are required to meet minimum revenue thresholds per Unit. Licensor has access to Licensee bank account information and provides administrative support for, among other, generating customer invoices.

The foregoing description of the License Agreement is qualified in its entirety by reference to the complete text of such License Agreement, which the Company intends to file with the SEC as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Item 7.01 Regulation FD Disclosure

On January 18, 2023, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in Item 7.01 of this Current Report and Exhibit 99.1 is being furnished, not filed, pursuant to Items 7.01 and 9.01 of Form 8-K. Accordingly, the information in Items 7.01 and 9.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of information in this Current Report, including Exhibit 99.1, is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report, including Exhibit 99.1, is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01 Financial Statements and Exhibits

EXHIBIT 99.1	Cryomass Technologies Inc Press Release January 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K or any exhibit hereto about future expectations, plans, and prospects for the Company, including statements about Company’s future expectations, beliefs, goals, plans, or prospects, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of Company’s assumptions prove incorrect, its actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: Company’s ability to achieve or maintain profitability, and to effectively manage its anticipated growth; and the risks described in the other filings Company makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent quarterly reports on Form 10-Q, and which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in this Current Report on Form 8-K or any exhibit hereto are based on information available to Company as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cryomass Technologies Inc

/s/ Christian Noël
Christian Noël
CEO

Date: January 18, 2023

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